EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of International Card Establishment, Inc. (the "Company") on Form 10-KSB/A-2 for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Lopshire, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 20, 2009

                                By: /s/ WILLIAM LOPSHIRE
                                        ________________________________________
                                        William Lopshire
                                        President (principal executive officer)